UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On July 9, 2018, Super Micro Computer, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company of its determination of an additional deficiency related to the Company’s noncompliance with the annual meeting requirement set forth in Nasdaq Listing Rule 5260(a) (the “Rule”) because the Company did not hold an annual meeting of shareholders within twelve months of the end of the Company’s prior fiscal year end. The Letter states that the Nasdaq Hearings Panel (the “Panel”) will consider this matter in their decision regarding the Company’s continued listing on The Nasdaq Global Select Market, and that the Company should present its views with respect to the additional deficiency to the Panel in writing no later than July 16, 2018.
As the Company previously announced, the Panel granted the Company’s request to continue the Company’s listing on Nasdaq through August 24, 2018, subject to the condition that the Company becomes current with its Securities and Exchange Commission (“SEC”) filings by that date. The Company plans to hold its annual meeting as soon as practicable after it becomes current with its SEC filings. The Company is diligently working to become current with its SEC filings and intends to continue to take all steps necessary to regain compliance with the Nasdaq Listing Rules, including the Rule.
Cautionary Statement Regarding Forward Looking Statements
Statements contained in this report that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance.  In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Such forward-looking statements may relate to, among other things, the Company’s continued efforts and ability to regain and maintain compliance with the Nasdaq Listing Rules, including the Rule. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to a variety of factors, including: any decision by the Panel to reconsider the terms of the listing exception based on new events or changes in circumstances, including without limitation non-compliance with the Rule; the Company’s ability to timely make its SEC filings in accordance with the terms of the Panel’s listing exception and the Company’s compliance plan related thereto; the Company’s ability to make all other SEC filings, including its 2018 Annual Report on Form 10-K and proxy statement filings necessary to hold its annual meeting of stockholders and regain compliance with the Rule; and those other factors and risks contained in the Company’s filings with the SEC, including those factors discussed under the caption "Risk Factors" in such filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: July 13, 2018	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)